Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes
NOTE 18. Income Taxes

Income Tax Provision

Details of the Company's income tax provision from continuing operations are provided in the table below:

	Year Ended December 31
	2014	2013	2012
	(Dollars in Millions)
Income (Loss) Before Income Taxes: (a)
U.S	$(76)	$(98)	$(114)
Non-U.S	31	507	(12)
Total income before income taxes	$(45)	$409	$(126)
Current Tax Provision:
U.S. federal	$—	$—	$—
Non-U.S	45	96	27
U.S. state and local	—	—	1
Total current tax provision	45	96	28
Deferred Tax Provision (Benefit):
U.S. federal	—	—	(3)
Non-U.S	(13)	(40)	14
Total deferred tax provision (benefit)	(13)	(40)	11
Provision for income taxes	$32	$56	$39

(a) Income (loss) before income taxes excludes equity in net income of non-consolidated affiliates.

A summary of the differences between the provision for income taxes calculated at the U.S. statutory tax rate of 35% and the consolidated provision for income taxes is shown below:

	Year Ended December 31
	2014	2013	2012
	(Dollars in Millions)
Income before income taxes, excluding equity in net income of non-consolidated affiliates, at U.S. statutory rate of 35%	$(16)	$143	$(44)
Impact of foreign operations	36	(14)	76
State and local income taxes	11	(1)	(2)
Tax reserve adjustments	8	(38)	4
Change in valuation allowance	(8)	52	(9)
Impact of tax law change	—	(29)	1
Yanfeng transactions	—	(58)	—
Other	1	1	13
Provision for income taxes	$32	$56	$39

The Company’s provision for income tax for continuing operations was $32 million for year ended December 31, 2014. The unfavorable impact of foreign operations of $36 million includes a $3 million favorable variance due to income taxes on foreign earnings taxed at rates lower than the U.S. statutory rate. These amounts were more than offset by $9 million of non-U.S. withholding taxes, $8 million U.S. and non-U.S. income taxes related to the repatriation of earnings, and $22 million represents foreign tax credit adjustments primarily related to electing to deduct expiring credits. The U.S. income tax consequences of these items approximate $30 million and were entirely offset by the U.S. valuation allowance. The $11 million impact of state and local income taxes primarily reflects the elimination of state net operating loss carryforwards resulting from formally exiting certain states during 2014 and was entirely offset by the U.S. valuation allowance. Tax reserve adjustments of $8 million primarily related to changes in uncertain tax benefits in connection with the Internal Revenue Service completing its audit during the fourth quarter of 2014 which was fully offset by the U.S. valuation allowance.

In connection with various investment arrangements, the Company was granted "holidays" from income taxes in various foreign jurisdictions but primarily China and Tunisia. In total, the arrangements reduced income tax expense by approximately $7 million in 2014, and are included with the impact of foreign operations in the effective tax rates reconciliation. There was no significant reduction in income tax expense in 2013 and 2012.

The Company's provision for income tax for continuing operations was $56 million for the year ended December 31, 2013. The favorable impact of foreign operations of $14 million includes a $1 million favorable variance due to income taxes on foreign earnings taxed at rates lower than the U.S. statutory rate and $57 million represents primarily U.S. foreign tax credit adjustments. These amounts were partially offset by $22 million of non-U.S. withholding taxes and $22 million of U.S. and non-U.S. income taxes related to the repatriation of earnings. The U.S. income tax consequences of these items approximate $35 million and were entirely offset by the U.S. valuation allowance. Tax reserve adjustments of $38 million primarily relate to reevaluating transfer pricing-related exposures in Europe and the United States due to audit closures during 2013. The $29 million impact of tax law changes is primarily attributable to tax reform in Mexico resulting in restoration of deferred tax assets, including net operating loss carryforwards, which were partially offset by a related valuation allowance of $26 million. The favorable $58 million variance related to the Yanfeng transactions primarily reflects the tax benefit associated with available foreign tax credits. The U.S. income tax consequences associated with the Yanfeng transactions approximate $54 million and were fully offset by the U.S. valuation allowance.

The Company’s provision for income tax for continuing operations was $39 million for year ended December 31, 2012. Significant components of the variance from the U.S. statutory rate include $22 million of non-U.S. withholding taxes and $69 million of U.S. and non-U.S. income taxes related to the planned repatriation of earnings from its unconsolidated and certain consolidated foreign affiliates, partially offset by a $15 million favorable variance for foreign rate differentials. The U.S. income tax consequences in connection with the Company's earnings from these affiliates of approximately $63 million were offset with the U.S. valuation allowance. The tax reserve adjustments of $4 million primarily relate to interest accrued on tax positions related to prior periods. Other items impacting the effective rate of $13 million primarily represent U.S. tax adjustments offset by an equal and opposite amount against the U.S. valuation allowance.

Deferred Income Taxes and Valuation Allowances

Deferred income taxes are provided for temporary differences between amounts of assets and liabilities for financial reporting purposes and the basis of such assets and liabilities as measured by tax laws and regulations, as well as net operating loss, tax credit and other carryforwards. The Company recorded deferred tax liabilities, net of valuation allowances and excluding amounts held for sale, for U.S. and non-U.S. income taxes and non-U.S. withholding taxes of approximately $27 million and $32 million as of December 31, 2014 and 2013, respectively, on the undistributed earnings of certain consolidated and unconsolidated foreign affiliates as such earnings are intended to be repatriated in the foreseeable future. The Company has not provided for deferred income taxes or foreign withholding taxes on the remainder of undistributed earnings from consolidated foreign affiliates because such earnings are considered to be permanently reinvested. It is not practicable to determine the amount of deferred tax liability on such earnings as the actual tax liability, if any, is dependent on circumstances existing when remittance occurs.

Deferred tax assets are required to be reduced by a valuation allowance if, based on all available evidence, both positive and negative, it is considered more likely than not that some portion or all of the recorded deferred tax assets will not be realized in future periods. Significant management judgment is required in determining the Company’s valuation allowance. In making this assessment, management considers evidence including, historical and projected financial performance, as well as the nature, frequency and severity of recent losses along with any other pertinent information.

In determining the need for a valuation allowance, the Company also evaluates existing valuation allowances. As part of the Electronics Acquisition during 2014, an existing Visteon legal entity in Mexico with substantial net operating loss carryforward attributes for which a valuation allowance was previously recorded acquired a portion of the operations in Mexico. Management projects the combined results from the acquired business should result in the partial utilization of the existing net operating loss carryforward attributes prior to their expiration, and consequently, the Company recognized a tax benefit through continuing operations of $4 million related to the partial elimination of the valuation allowance during 2014. During 2013 certain Korean legal entities were merged, which should result in the future utilization of foreign tax credits in Korea for which a valuation allowance was previously recorded, and consequently, the Company recognized a tax benefit through discontinued operations of $12 million related to the elimination of the related valuation allowance. During 2012, the Company recorded a tax benefit of $8 million attributable to the elimination of valuation allowances at several foreign subsidiaries in China, India and the Czech Republic of which approximately $3 million and $5 million were recorded through continuing operations and discontinued operations, respectively.

The need to maintain valuation allowances against deferred tax assets in the U.S. and other affected countries will cause variability in the Company’s effective tax rate. The Company will maintain full valuation allowances against deferred tax assets in the U.S. and applicable foreign countries, including Germany and France until sufficient positive evidence exists to reduce or eliminate the valuation allowances. At December 31, 2014 and 2013, the Company had net deferred tax assets, net of valuation allowances and including amounts held for sale, of approximately $51 million and $42 million, respectively, in certain foreign jurisdictions, the realization of which is dependent on generating sufficient taxable income in future periods. While the Company believes it is more likely than not that these deferred tax assets will be realized, failure to achieve taxable income targets which considers, among other sources, future reversals of existing taxable temporary differences, would likely result in an increase in the valuation allowance in the applicable period.

The components of deferred income tax assets and liabilities, including amounts held for sale, are as follows:

	December 31
	2014	2013
	(Dollars in Millions)
Deferred Tax Assets:
Employee benefit plans	$130	$83
Capitalized expenditures for tax reporting	36	53
Net operating losses and credit carryforwards	1,385	1,508
All other	233	235
Valuation allowance	(1,687)	(1,710)
Total deferred tax assets	$97	$169
Deferred Tax Liabilities:
Fixed assets and intangibles	$84	$116
Investment in foreign affiliates, including withholding tax	36	96
All other	21	32
Total deferred tax liabilities	$141	$244
Net deferred tax liabilities	$44	$75
Consolidated Balance Sheet Classification:
Other current assets	$20	$22
Other current assets held for sale	21	14
Other non-current assets	23	57
Other non-current assets held for sale	17	12
Other current liabilities	3	43
Other current liabilities held for sale	2	—
Deferred tax liabilities non-current	53	63
Deferred tax liabilities non-current held for sale	67	74
Net deferred tax liabilities	$44	$75

At December 31, 2014, the Company had available non-U.S. net operating loss carryforwards and tax credit carryforwards, including amounts held for sale, of $1.2 billion and $11 million, respectively, which have carryforward periods ranging from 5 years to indefinite. The Company had available U.S. federal net operating loss carryforwards of $1.6 billion at December 31, 2014, which will expire at various dates between 2028 and 2034. U.S. foreign tax credit carryforwards are $404 million at December 31, 2014. These credits will begin to expire in 2015. The Company had available tax-effected U.S. state operating loss carryforwards of $18 million at December 31, 2014, which will expire at various dates between 2020 and 2034.

In connection with the Company's emergence from bankruptcy and resulting change in ownership on the Effective Date, an annual limitation was imposed on the utilization of U.S. net operating losses, U.S. credit carryforwards and certain U.S. built-in losses (collectively referred to as “tax attributes”) under Internal Revenue Code (“IRC”) Sections 382 and 383. The collective limitation is approximately $120 million per year on tax attributes in existence at the date of change in ownership. Additionally, the Company has approximately $520 million of U.S. net operating loss carryforwards and $159 million of U.S. foreign tax credits that are not subject to any current limitation since they were realized after the Effective Date.

If the Company were to have another change in ownership within the meaning of IRC Sections 382 and 383, its tax attributes could be further limited to an amount equal to its market capitalization at the time of the subsequent ownership change multiplied by the federal long-term tax exempt rate. The Company cannot provide any assurance that such an ownership change will not occur, in which case the availability of the Company's tax attributes could be significantly limited or possibly eliminated. In order to continue to protect the Company's pre and post-emergence period tax attributes and reduce the likelihood that the Company will experience an additional ownership change our second amended and restated certificate of incorporation provides, among other things, that any attempted transfer of the Company's securities during a Restricted Period shall be prohibited and void ab initio insofar as it purports to transfer ownership or rights in respect of such stock to the purported transferee to the extent that, as a result of such transfer, either any person or group of persons shall become a “5-percent shareholder” of Visteon pursuant to Treasury Regulation § 1.382-2T(g), other than a “direct public group” as defined in such regulation (a “Five-Percent Shareholder”), or the percentage stock ownership interest in Visteon of any Five-Percent Shareholder shall be increased.

The foregoing restriction does not apply to transfers if either the transferor or transferee gives written notice to the Board of Directors and obtains their approval. A Restricted Period means any period beginning when the Company's market capitalization falls below $1.5 billion (or such other level determined by the Board of Directors not more frequently than annually) and ending when such market capitalization has been above such threshold for 30 consecutive calendar days. These restrictions could prohibit or delay the accomplishment of an ownership change with respect to Visteon by (i) discouraging any person or group from being a Five-Percent Shareholder and (ii) discouraging any existing Five-Percent Shareholder from acquiring more than a minimal number of additional shares of Visteon's stock.

As of the end of 2014, valuation allowances totaling $1.7 billion have been recorded against the Company’s deferred tax assets. Of this amount, $1.2 billion relates to the Company’s deferred tax assets in the U.S. and $455 million relates to deferred tax assets in certain foreign jurisdictions, including Germany, a pass-through entity for U.S. tax purposes.

Unrecognized Tax Benefits, Inclusive of Discontinued Operations

The Company operates in multiple jurisdictions throughout the world and the income tax returns of its subsidiaries in various tax jurisdictions are subject to periodic examination by respective tax authorities. The Company regularly assesses the status of these examinations and the potential for adverse and/or favorable outcomes to determine the adequacy of its provision for income taxes. The Company believes that it has adequately provided for tax adjustments that it believes are more likely than not to be realized as a result of any ongoing or future examination. Accounting estimates associated with uncertain tax positions require the Company to make judgments regarding the sustainability of each uncertain tax position based on its technical merits. If the Company determines it is more likely than not a tax position will be sustained based on its technical merits, the Company records the largest amount that is greater than 50% likely of being realized upon ultimate settlement. These estimates are updated at each reporting date based on the facts, circumstances and information available. Due to the complexity of these uncertainties, the ultimate resolution may result in a payment that is materially different from the Company's current estimate of the liabilities recorded.
Gross unrecognized tax benefits including amounts held for sale at December 31, 2014 and 2013 were $60 million and $73 million, respectively. Of these amounts approximately $40 million and $30 million, respectively, represent the amount of unrecognized benefits that, if recognized, would impact the effective tax rate. The gross unrecognized tax benefit differs from that which would impact the effective tax rate due to uncertain tax positions embedded in other deferred tax attributes carrying a full valuation allowance. Since the uncertainty is expected to be resolved while a full valuation allowance is maintained, these uncertain tax positions should not impact the effective tax rate in current or future periods. The Company records interest and penalties related to uncertain tax positions as a component of income tax expense and related amounts accrued at December 31, 2014 and December 31, 2013 were $27 million and $23 million, respectively.

During the fourth quarter of 2014, the IRS completed the audit of the Company's U.S. tax returns for the 2010 and 2011 tax years. The closing of the audit did not have a material impact on the Company's effective tax rate due to the valuation allowances maintained against the Company's U.S. tax attributes resulting in a decrease in unrecognized tax benefits of $25 million offset by $31 million related to adjustments not previously recognized. During 2014, the Company increased its gross unrecognized tax benefits to reflect the remeasurement of prior year uncertain tax positions as a result of completed reviews with updated financial and other measurement criteria in connection with certain incentives received by the Company's affiliates in Asia.
With few exceptions, the Company is no longer subject to U.S. federal tax examinations for years before 2012 or state and local, or non-U.S. income tax examinations for years before 2003 although U.S. net operating losses carried forward into open tax years technically remain open to adjustment. Although it is not possible to predict the timing of the resolution of all ongoing tax audits with accuracy, it is reasonably possible that certain tax proceedings in Asia (including Korea) could conclude within the next twelve months and result in a significant increase or decrease in the balance of gross unrecognized tax benefits. Given the number of years, jurisdictions and positions subject to examination, the Company is unable to estimate the full range of possible adjustments to the balance of unrecognized tax benefits.

A reconciliation of the beginning and ending amount of unrecognized tax benefits including amounts attributable to discontinued operations is as follows:

	Year Ended December 31
	2014	2013
	(Dollars in Millions)
Beginning balance	$73	$117
Tax positions related to current period
Additions	8	8
Tax positions related to prior periods
Additions	8	5
Reductions	(25)	(51)
Settlements with tax authorities	(1)	(4)
Lapses in statute of limitations	(2)	(2)
Effect of exchange rate changes	(1)	—
Ending balance	$60	$73

During 2012, Korean tax authorities commenced a review of the Company's South Korean affiliates (including Halla) for tax years 2007 through 2012, and issued formal notice of assessments, including penalties, of approximately $25 million for alleged underpayment of withholding tax on dividends paid and other items, including certain management service fees charged by Visteon. The Company's South Korean affiliates paid approximately $25 million to the tax authorities in 2013, as required under South Korean tax regulations, to pursue the appeals process. During the third quarter of 2014, the tax authorities refunded approximately $11 million to the Company's South Korean affiliates comprised of $5 million representing substantially all of the tax associated with the management service fees charged by Visteon and $6 million representing a partial refund related to the withholding tax on dividends paid. The Company continues to evaluate all available settlement opportunities, including litigation related primarily to the outstanding withholding tax item and believes it is more likely than not that it will receive a favorable outcome. During the fourth quarter of 2014, the Company abandoned pursuing further appeals related to the South Korean audit resulting in additional income tax expense through discontinued operations of approximately $3 million.
During 2012, Brazilian tax authorities issued tax assessment notices to Visteon Sistemas Automotivos (“Sistemas”) of approximately $15 million related to the sale of its chassis business to a third party. During 2013, after attempts to reopen an appeal of the administrative decision failed, Sistemas opened a judicial proceeding against the government to address the notice, which required a deposit in the amount of the assessment to suspend the debt and allow Sistemas to operate regularly before the tax authorities. The Company believes that the risk of a negative outcome is remote once the matter is fully litigated at the highest judicial level.
Appeal payments in Korea and Brazil, as well as contingent income tax refund claims associated with other jurisdictions, total $31 million as of December 31, 2014 and are included in Other non-current assets on the consolidated balance sheet.